UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2003
                                                --------------------------------

GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, relating to the GSAMP Trust 2003-NC1, Mortgage Pass-Through Certificates, Series 2003-NC1)
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-100818-04                 13-6357101
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2003-NC1, Mortgage Pass-Through Certificates, Series 2003-NC1. On February 27, 2003, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2003-NC1, Mortgage Pass-Through Certificates, Series 2003-NC1 (the "Certificates"), issued in five classes. The Class A-1, Class A-2A, Class A-2B, Class M-1 and Class M-2 Certificates, with an aggregate scheduled principal balance as of February 1, 2003 of $203,749,000 were sold to Goldman, Sachs & Co. and Banc One Capital Markets, Inc. (the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 20, 2003, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of February 1, 2003 by and among the GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as servicer, NC Capital Corporation, as responsible party and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 13, 2003                    GS MORTGAGE SECURITIES CORP.


                                        By: /s/ Samuel Ramos
                                            ------------------------------------
                                            Name:  Samuel Ramos
                                            Title: Secretary

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                   Description                                   Page
--------------                -----------                                   ----

4                             Pooling and Servicing                         6
                              Agreement dated as of February
                              1, 2003, by and among the
                              Company, as depositor, Litton
                              Loan Servicing LP, as
                              servicer, NC Capital
                              Corporation, as responsible
                              party and Deutsche Bank
                              National Trust Company, as
                              trustee.